SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to §240.14a-12

LUXEMBURG BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[   ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

[   ]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

Proxy

LUXEMBURG BANCSHARES, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints David Luebbers, Raymond Balza and Thomas J. Rueckl, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated below, all of the shares of stock of Luxemburg Bancshares, Inc. held of record by the undersigned on March 22, 2004 at the 2004 Annual Meeting of Shareholders of Luxemburg Bancshares, Inc. to be held on April 27, 2004 or at any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted "FOR" the election of all nominees for directors.

Please mark boxes in blue or black ink.

1.	ELECTION OF DIRECTORS:
	FOR all nominees below to serve a term as specified below and until their successors are elected and qualified (except as marked to the contrary below)	☐
	WITHHOLD AUTHORITY to vote for nominees as listed below.	☐
(To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below)
Willard J. Marchant (3 year term), John A. Slatky (3 year term), Stephen Seidl (3 year term), and Donald E. Pritzl (2 year term).

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on shares. When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Date:_________________________________, 2004

___________________________________________

                    (Signature of Shareholder)

Please mark, sign, date and return this

___________________________________________

Proxy promptly using the envelope provided.                                    (Signature of Shareholder - if held jointly)

____________________________________

      Number of Shares

LUXEMBURG BANCSHARES, INC.

March 25, 2004

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Luxemburg Bancshares, Inc., which will be held at the Rendezvous, E896 County Road N, Luxemburg, Wisconsin, on April 27, 2004, at 6:30 p.m.  I look forward to meeting as many of our shareholders as possible.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

It is important that your shares be represented and voted at the meeting.  Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage paid envelope.  If your stock is jointly held, each of you MUST sign the enclosed Proxy.  If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

Light lunch and refreshments will be served following the meeting until 8:30 p.m.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Luxemburg Bancshares, Inc.

Sincerely,

John Slatky

President and Chief Executive Officer

LUXEMBURG BANCSHARES, INC.

630 Main Street

P. O. Box 440

Luxemburg, Wisconsin 54217-0440

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 27, 2004

To The Shareholders:

The annual meeting of the shareholders of Luxemburg Bancshares, Inc. will be held at the Rendezvous, E896  County Road N, Luxemburg, Wisconsin, on April 27, 2004, at 6:30 p.m. for the following purposes:

1.

To elect four directors.

2.

To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on March 22, 2004 are entitled to notice of, and to vote at, this meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Thomas J. Rueckl,

Chairman of the Board of Directors

March 25, 2004

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed proxy at your earliest convenience.  This will ensure the presence of a quorum at the meeting.  Promptly signing, dating, and returning the proxy will save the Company the expenses and extra work of additional solicitation.  An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose.  Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

LUXEMBURG BANCSHARES, INC.

630 Main Street

Luxemburg, Wisconsin 54217

PROXY STATEMENT FOR ANNUAL MEETING

OF SHAREHOLDERS

To Be Held April 27, 2004

This proxy statement, which was first mailed to shareholders on March 25, 2004, is furnished in connection with the solicitation of proxies by the Board of Directors of Luxemburg Bancshares, Inc. (the "Company"), to be voted at the annual meeting of the shareholders of the Company, which will be held at 6:30 p.m. on April 27, 2004, at the Rendezvous, E896 County Road N, Luxemburg, Wisconsin, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  Shareholders who execute proxies retain the right to revoke them at any time, prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date.  A proxy may also be revoked if the shareholder who executed it is present at the meeting and elects to vote in person.

Shareholders of record at the close of business on March 22, 2004 will be entitled to vote at the meeting on the basis of one vote for each share held.  On March 22, 2004, there were 557,860 shares of Common Stock outstanding.

1.

ELECTION OF DIRECTORS

Four directors are to be elected at the annual meeting.  It is intended that the accompanying proxy will be voted in favor of the nominees named below to serve as directors unless the shareholder indicates to the contrary on the proxy.  Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS.

Nominees

The following three directors are nominated for re-election as directors for a three year term to expire at the Company's annual meeting of shareholders in 2007:

WILLARD J. MARCHANT - Age 78.  Mr. Marchant has been retired since 1984.  He was the owner of Marchants Red Owl from 1947 until his retirement.  He was extremely active in civic organizations in the Brussels, Wisconsin area.  Mr. Marchant has been a director of the Bank since 1966 and a director of the Company since 1983.

JOHN A. SLATKY - Age 52.  Mr. Slatky is President, Chief Executive Officer and a director of the Company and Vice Chairman of the Bank of Luxemburg.  He commenced employment with the Bank in 1984 and has held various executive positions with the Company or the Bank since 1986.  He is a financial representative with the Bank's Raymond James Financial Services department.  He was employed at the Kimberly State Bank from 1974 through 1983.  Mr. Slatky has been a director of the Company since 1987 and a director of the Bank since 1986.

STEPHEN L. SEIDL - 57.  Mr. Seidl was elected to the board of the Bank and Company in 2003.  He has been a Real Estate Broker since 1970.  He is currently owner/partner in ERA Titletown Realtors.  Also managing broker of Seidl and Associates, a division of ERA.  He is President of TCD (Tosa Construction and Development, Inc.) a land development and luxury home building firm.  His community involvement currently includes serving as a member of the Board of Directors of the Allouez Optimist Club and Bay Lakes Boy Scout Council, Treasurer of the Ashwaubenon Business Association, Board of Director and classroom volunteer of the Brown County Junior Achievement, and he is on the Executive Committee of Advance, Inc., the economic development arm of the Green Bay Chamber of Commerce.

The following director is nominated for re-election as director for a two-year term to expire at the Company's annual meeting of shareholders in 2006:

DONALD E. PRITZL - Age 62.  Mr. Pritzl was General Manager of Casco FS Cooperative, a farm supply cooperative, with its main office at Casco, Wisconsin and branches at Luxemburg and Forestville until his retirement in 1999.  Casco FS Cooperative is a member of GROWMARK, INC. of Bloomington, Illinois.  Mr. Pritzl began his career as a GROWMARK employee in 1969 as sales manager for Manitowoc Farmco Cooperative and has been manager of Casco FS Cooperative since 1980.  He has been a director of the Bank since 1992 and a director of the Company since 1993.  He is currently Secretary of the Company.

Continuing Directors

The following directors have terms expiring at the Company's annual meeting of shareholders in 2005:

RONALD A. LEDVINA - Age 58.  Mr. Ledvina owns and operates Ledvina Farms in a partnership with his brother.  From 1969 to 1975 he was employed by Sentry Insurance as a computer programmer and systems programmer.  He was employed by Northwest Engineering as a computer programming project leader from 1975 through 1980, where he was responsible for financial and manufacturing computer program development.  Mr. Ledvina has been a director of the Bank since 1989 and a director of the Company since 1989.

DAVID L. LUEBBERS - Age 54.  Mr. Luebbers, President and a Director at the Bank, has held numerous officer positions since 1989.  Mr. Luebbers is responsible for overseeing all bank operations and managing the investment portfolio.  Mr. Luebbers also serves as one of the Company's Vice Presidents.  He has been a director of the Bank and the Company since 2000.

LOIS M. HOIDA - Age 64.  Mrs. Hoida was a Certified Residential Appraiser until she retiremed in 1998.  She owned Hoida Appraisal Service specializing in rural properties.  From 1989 - 1994 she was employed by L. McDonald Insurance Agency (a subsidiary of the Denmark State Bank) doing appraisals for the Denmark State Bank.  Prior to becoming an appraiser, she was in real estate sales.  Mrs. Hoida now manages the Beacon Offices, a family owned investment, and serves as secretary on the Board of Directors of the Beacon Center Association.  Mrs. Hoida was elected a director of the Bank and Company in 2003.

The following directors have terms expiring at the Company's annual meeting of shareholders in 2006:

THOMAS J. RUECKL - Age 63.  Mr. Rueckl has been a director of the Bank since 1985 and a director of the Company since 1986.  He is currently Chairman of the Company.  From 1963 to 1972, Mr. Rueckl was employed as a Wisconsin licensed funeral director and retail salesman/buyer for the McMahon Funeral Home/Furniture Store in Luxemburg.  From 1972 to present, he has served as President and one-third owner of the business.

RAYMOND J. BALZA - Age 53.  Mr. Balza was elected a director of the Bank in February 2003.  He has been employed by Packerland Packing Company since 1973.  Positions included serving as Controller and Manager of Financial Reporting.  Mr. Balza received his Bachelor of Science-Business Administration/Accounting Degree from the University of Wisconsin Green Bay in 1973.

The directors of the Bank are currently the same as the directors of the Company.

Information Regarding the Board and its Committees

The Bank's Board of Directors has an Audit Committee, and an Executive Committee, which functions as the Bank's Compensation Committee.  Messrs. Ledvina, Balza and Hoida serve on the Audit Committee, which meets with financial management, supervises the internal audit effort, and meets with the independent auditors to review internal accounting controls and accounting, auditing, and financial reporting matters.   Messrs. Rueckl, Pritzl and Slatky serve on the Executive Committee, which reviews the compensation of the President and Chief Executive Officer and other officers of the Bank and determines employee bonus plan allocations.

The Audit and Examination Committee of the Bank met four times during fiscal 2003 and the Executive Committee of the Bank met three times during fiscal 2003.  The entire Board of Directors of the Bank met fifteen times during fiscal 2003.  All directors attended at least 75% of the aggregate number of Board meetings and committee meetings.

The Board of Directors of the Company met ten times during fiscal 2003.  The Company's Board of Directors appointed Messrs. Ledvina , Balza and Hoida to serve on the Company's Audit and Examination Committee, which meets with the independent auditors to review all accounting, audit and financial matters, including the review of the quarterly filings.  The Committee met four times during 2003. For additional information, see the Audit Committee Report and Charter (Appendix A).   The Company has no other standing committees.  All directors attended at least 75% of the aggregate number of Board and Committee meetings.

There is no standing Nominating Committee at the Company.  The entire board of directors is responsible for this function.  Due to the relatively small size of the Company and the resulting efficiency of a board of directors that is also limited in size, as well as the lack of turnover in the board of directors, the board of directors has determined that it is not necessary or appropriate at this time to establish a separate Nominating Committee.  The board of directors intends to review periodically whether such a nominating committee should be established.

The board of directors will consider candidates for director that are nominated by shareholders in accordance with the procedures set forth in the Company's bylaws.  Under the bylaws, nomination, other than those made by the board of directors, must be made pursuant to timely notice in proper form to the secretary of the Company.  To be timely, a shareholder's request to nominate a person for director, together with the written consent of such person to serve as a director, must be received by the secretary of the Company at the Company's principal office not later than 90 days prior to the anniversary date of the annual meeting of shareholders in the immediately preceding year.  To be in proper written form, the notice must contain certain information concerning the nominee and the shareholder submitting the nomination.

The following circumstances cause the board to initiate a nomination process:  retirement of a current board member, death of a current board member, or the board determines to expand the number of current directors for the betterment of the board.  The board establishes a list of potential candidates, evaluates the candidates based on established criteria and then ranks the candidates based on the current needs of the board.  Selected candidates are asked to complete the Interagency Biographical and Financial Report.  The completed report is then evaluated on the same basis as the FDIC evaluates potential candidates for De-Novo banks by Calvert Consulting.  The candidates are then elected to the Board as designed in the Company's bylaws.

Director Compensation

Non-employee directors are compensated at a rate of $700 per month.  The monthly compensation is invested in a deferred compensation program until the retirement of the director at which time it is paid to the director over a ten (10) year period.  The deferred compensation interest rate is determined by the Board of Directors on or before January 31 for the then current deferral year.  The current rate is 8%.

The Chairman of the Board is compensated at a rate of $850 per month.  The compensation is invested in a deferred compensation program on the same terms as the other directors.

In addition, all non-employee directors are compensated $150 per meeting attended and $150 per day for time spent attending to other banking related matters.

Related Transactions

The Company has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its directors and executive officers and their associates.  As of December 31, 2003, the directors and executive officers of the Company and their associates, as a group, were indebted to the Bank in the aggregate amount of approximately $1,016,000.  All loans included in such transactions were made in the ordinary course of business, on substantially the same terms (including interest rate and collateral) as those prevailing at the time for comparable transactions with other persons, and in the opinion of management of the Company did not involve more than the normal risk of collectibility or present other unfavorable features.

BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS,

DIRECTORS AND MANAGEMENT

The following table sets forth the beneficial ownership of outstanding shares of the Company's Common Stock as of March 22, 2004 by the Company's current directors and nominees, the persons named in the compensation table shown below, current directors and executive officers as a group, and each person known to the Company to be the beneficial owner of 5% or more of the Company's Common Stock.

	Number of Shares Beneficially Owned	Percentage of Shares Outstanding

Raymond J. Balza	825	*
Lois M. Hoida	3,430	*
Sheri L. Knope	285	*
Ronald A. Ledvina	5,578	1.0%
David Luebbers	6,625	1.2%
Willard J. Marchant P.O. Box 31 Brussels, WI 54204	44,000	7.9%
Donald E. Pritzl	1,551	*
Thomas J. Rueckl	6,748	1.2%
Stephan L. Seidl	1,147	*
John A. Slatky	7,457	1.3%
Nancy Vincent P.O. Box 480 Luxemburg, WI 54217	40,408	7.2%
All directors and executive officers as a group (10 persons)	77,646	13.9%

*Less than one percent.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns)
Equity compensation Plans approved by Security holders………	--	N/A	19,849
Equity compensation Plans not approved by security holders…….	--	N/A	0
Total……………………	--		19,849
	==========		==========

(1)

Includes 6,000 shares available for issuance under the 1999 Employee Stock Purchase Plan and 13,849 shares available for issuance under the 1999 Director Stock Purchase Plan.  Under the 1999 Employee Stock Purchase Plan, eligible employees may purchase shares annually by payroll deductions, subject to certain aggregation limitations, at a purchase price equal to 85% of the lesser of the fair market value of the Company's Common Stock on the first day or last day of the offering period.  The number of shares available for sale under this plan may be increased on January 1 of each year by an amount equal to the lesser of (i) 6,000 shares, (ii) the number of shares purchased under the plan in the previous year or (iii) a lesser amount determined by the Board of Directors.  Under the 1999 Director Stock Purchase Plan, the Board of Directors may, from time to time, offer directors the opportunity to purchase the Company's Common Stock, subject to certain aggregation limitations, at an offering price equal to the fair market value, currently set at book value, of the Common Stock.

EXECUTIVE COMPENSATION

The table below sets forth certain information with respect to compensation paid during the years presented to the executive officers who received a total salary and bonus in excess of $100,000 in 2003.

Name and Principal Position	Year	Annual Compensation		All Other
		Salary	Bonus	Compensation (1)

John A. Slatky,	2003	$ 124,798	$16,480	$ 7,414
President and Chief	2002	$ 114,452	$12,912	$ 5,402
Executive Officer	2001	$ 103,680	$10,464	$ 4,247

David Luebbers	2003	$ 102,088	$88,943	$ 6,160
Vice President	2002	$ 95,099	$46,617	$ 4,745
	2001	$ 88,753	$13,080	$ 3,972

Sheri Knope	2003	$ 75,515	$59,874	$ 3,061
Chief Financial	2002	$ 61,370	$11,298	$ -0-
Officer	2001	$ 44,423	$ 7,630	$ -0-

(1)  Represents Company contributions under the Company's 401(k) and profit sharing plan.

AUDIT COMMITTEE REPORT

The Company has established a three-member audit committee within the Board of Directors which currently consists of Ronald Ledvina, Raymond Balza, and Lois Hoida.

The audit committee has reviewed and discussed the Company's audited financial statements with management.

The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS 61), "Communication with Audit Committees," as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board No. 1, "Independence Discussions with Audit Committees," as amended, and has discussed with the independent accountants the independent accountant's independence.

Based on the review and discussions referred to above, the audit committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year.

The Board of Directors has determined that each of the audit committee members is an "independent director," as such term is defined by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.  The Board of Directors has adopted a written audit committee charter, which charter is set forth on Appendix A to this Proxy Statement.

The Board of Directors has determined the Board has at least one audit committee financial expert, Raymond Balza,  serving on its audit committee.

The following table summarizes fees for professional services rendered by Wipfli LLP, the Company's principal accountant for fiscal 2003 and 2002.  Audit related fees consist of accounting assistance/consultation during the year and the Federal Home Loan Bank qualifying collateral exam.  All Other fees consist of consultation on the Bank's employee handbook.

	2003	2002
Audit Fees	$41,600	$34,200
Audit Related Fees	$ 1,570	$ -0-
Tax Related Fees	$ 4,300	$ 4,300
All Other Fees	$ 1,625	$ 1,900

The Company has adopted an Audit and Non-Audit Services Pre-Approval Policy which requires the pre-approval by the audit committee of all audit, audit-related, tax and other services to be provided by the Company's independent auditor.  Pursuant to this policy, the audit committee grants a general pre-approval of certain services for a term of twelve months, specifying the scope and range of fees for such services.  Any service that is not included in this general pre-approval must be otherwise specifically pre-approved by the audit committee.  The audit committee factors in such things as consistency with the Securities Exchange Commission rules on auditor independence, whether the independent auditor is best positioned to provide the most effective and efficient service, and whether the service might enhance the Company's ability to manage or control risk or improve audit quality in making a determination of whether or not to grant pre-approval.  The audit committee considered that the provision of the above non-audit services is compatible with maintaining the principal accountant's independence, and satisfied itself as to the accountant's independence and that all services were pre-approved under the Company's audit committee pre-approval policy guidelines.  During 2003, all services were pre-approved by the audit committee.

By:		By:
	Raymond Balza		Ronald Ledvina
By:
Lois Hoida

OTHER MATTERS

Annual Report

The Company's Annual Report for the year ended December 31, 2003, is being mailed to each shareholder with this proxy and proxy statement. The Company's 2003 financial statements have been, and the Company anticipates that its 2004 financial statements will be, audited by Wipfli LLP. Representatives of that firm are not expected to be present at the meeting.  We encourage all board members to attend the annual shareholders meeting.  In 2003, all board of director members except one attended the annual shareholder meeting.

Shareholder Communications.

The Board of Directors has established the following process for shareholders to send communications to the Board of Directors for their consideration.  Written communication should be mailed to the attention of John Slatky, President, Luxemburg Bancshares, Inc., 630 Main Street, Luxemburg, WI 54217-0440.  President Slatky will bring the communication to the attention of the Executive Committee (currently consisting of Directors Rueckl, Pritzl and Slatky).  The Executive committee will determine whether to respond directly to the communication or bring the matter to the entire Board at its next regular Board Meeting.  Communications sent directly to other Board members will be forwarded to President Slatky to bring to the Executive Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its officers, directors and greater than ten percent beneficial owners compiled with all filing requirements applicable to them with respect to transactions during fiscal 2003.

Solicitation of Proxies

The proxy accompanying this proxy statement is solicited by the Board of Directors of the Company.  Proxies may be solicited by officers, directors, and regular, supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services.  Such solicitations may be made personally, or by mail, facsimile, overnight delivery service, telephone, or messenger.  The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals.  All of the costs of solicitation of proxies will be paid by the Company.

Voting Procedures

The votes of shareholders present in person or represented by proxy at the meeting will be tabulated by an inspector of elections appointed by the Company.  The nominees for directors of the Company who receive the greatest number of votes cast by shareholders present in person or represented by proxy at the meeting and entitled to vote thereon will be elected directors of the Company.

Abstentions will have no effect on the outcome of the vote for the election of directors.  If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present with respect to that matter but are considered present for quorum purposes.

Other Proposed Action

The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting.  However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Future Shareholder Proposals

Any shareholder proposals intended for consideration at the 2005 Annual Meeting of Shareholders must be received by the Company by November 25, 2004 for consideration of inclusion in the Company's proxy statement related to that meeting. A shareholder proposal or nomination for director must be received by January 27, 2005, and meet all other applicable legal requirements, including those specified in the Company's bylaws, for consideration at the meeting.

COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY AT 630 MAIN STREET, P.O. BOX 440, LUXEMBURG, WISCONSIN 54217-0440.  EXHIBITS TO THE FORM 10-KSB WILL BE FURNISHED UPON PAYMENT OF THE REASONABLE EXPENSES OF FURNISHING THEM.

By Order of the Board of Directors

Donald E. Pritzl

Secretary

Luxemburg, Wisconsin

March 25, 2004.

Appendix A

LUXEMBURG BANCSHARES, INC.

AUDIT COMMITTEE CHARTER

As Amended and Effective as of December 22, 2003

I.

Purpose

The Audit Committee shall assist the Board of Directors in fulfilling its oversight responsibility to the shareholders, to the investment community and to governmental agencies relating to corporate accounting, financial reporting practices, the system of internal control, the audit process, and the quality and integrity of the financial reports of the Company.  The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and to report the results of its activities to the Board.  It is not the responsibility of the Committee or any member of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  Management of the Company is responsible for preparing the Company's financial statements, and the independent public accountants are responsible for auditing the Company's financial statements.

II.

Authority

The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility.  It is empowered to:

1)	appoint, compensate, and oversee the work of any registered public accounting firm employed by the organization.
2)	resolve any disagreement between management and the auditor regarding financial reporting.
3)	pre-approve all auditing and non-audit services.
4)	retain independent counsel, accountants, or others to advise the Committee or assist in the conduct of an investigation.
5)	seek any information it requires from employees, all of whom are directed to cooperate with the Committee's requests, or external parties.
6)	meet with company officers, external auditors, or outside counsel, as necessary.

III.

Committee Composition

The Committee shall be comprised of at least three members, comprised solely of "independent" directors who are "financially literate" at the time of their appointment to the Committee.  A director is "independent" and "financially literate" if he or she meets the requirements set forth in the rules of the Nasdaq Stock Market and the SEC as well as the rules and requirements under the Federal Deposit Insurance Corporation Improvement Act of 1991.  If reasonably practical, at least one member shall meet the definition of "audit committee financial expert" as used in Regulation S-K.

The members of the Committee shall be elected by the Board to hold such office until their successors shall be duly elected and qualified.  Unless a Chairman is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

IV.

Meetings and Reports

The Committee shall meet as frequently as the Committee deems necessary, but not less frequently than four times each year.  Committee members may attend meetings in person or via telephone or video conference.  Special Meetings of the Committee may be called at any time by any member thereof on not less than three days notice.  The Committee shall report periodically to the Board of Directors regarding the Committee's activities, findings and recommendations.

The Committee may conduct its business and affairs at any time or location it deems appropriate.  The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary.  The Committee will hold private meetings with auditors and in executive sessions.  Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials.  Any action to be taken at any meeting of the Committee may be taken without a meeting, if all members of the Committee consent thereto in writing and such writing or writings are filed with the minutes of the Committee.  All decisions of the Committee shall be determined by the affirmative vote of a majority of the members present.  Audit Committee meeting minutes will be properly documented and retained.

V.

Responsibilities and Powers

The Committee shall be responsible for the following:

A.

Oversight of the Independent Auditors

1.

Appoint the independent public accountants to audit the books and records of the Company and approve audit engagement fees and terms.  Review the performance of the independent auditors and exercise final approval on the appointment or discharge of the auditors.

2.

Review the independent auditors proposed audit scope and approach, including coordination of the independent audit activities with internal audit resources.

3.

Receive the written disclosures and confirmation from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented from time to time, review and confirm the independence of the independent auditors by obtaining statements from the auditors on relationships between the auditors and the company, including non-audit services, and discussing the relationships with the auditors.

4.

Monitor the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

5.

On a regular basis, meet separately with the external auditors to discuss any matters that the Committee or auditors believe should be discussed privately.

B.

Financial Statement and Disclosure Matters

1.

Review with management and the independent public accountants the Company's audited financial statements to be included in the Company's Annual Report on Form 10-KSB.

2.

Review with management and the independent public accountants the Company's quarterly operating results to be included in the Company's Quarterly Reports on Form 10-QSB.  The Audit Committee should understand how management develops interim financial information, and the nature and extent of internal and external auditor involvement.  The Chairman of the Committee may represent the entire Committee for purposes of this review.

3.

Review any disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer regarding any significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data material weaknesses in the Company's internal controls and any fraud involving management or other employees who have a significant role in the Company's internal controls.

4.

As part of the review of the Company's Annual Report on Form 10-KSB, review and discuss with the independent public accountants (1) all critical accounting policies and practices used in the audited financial statements, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (3) other written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

5.

Discuss with the independent auditors the matters required to be discussed by SAS 61 as may be modified or supplemented from time to time.  Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements.

6.

Based on the review and discussions referred to in Sections IV.A.3, IV.B.1 and IV.B.5, make a recommendation to the Board of Directors regarding inclusion of the audited financial statements in the Company's Annual Report on Form 10-KSB filed each year.

7.

Review any recommendations of the independent auditors resulting from the audit and monitor management's response in an effort to ensure that appropriate actions are taken.

8.

Review with the independent auditors any matter of significant disagreement between management and the independent auditors and any other problems or difficulties encountered during the course of the audit and management's response to such disagreements, problems or difficulties.

C.

Approval of Audit and Non-Audit Services

1.

Except as provided below, the Audit Committee will pre-approve all audit and permitted non-audit services to be provided by the Company's independent public accountant service providers.

2.

Pre-approval of permitted non-audit services is not required if (1) the aggregate amount of all such non-audit services constitutes not more than 5% of the total amount of revenues paid by the Company to the independent public accountants during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Company at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

3.

The following are prohibited non-audit services which may not be performed by any independent public accountant for the Company:  (1) bookkeeping or other services related to the accounting records or financial statements of the Company, (2) financial information systems design and implementation, (3) appraisal or valuation services, fairness opinions or contribution-in-kind reports, (4) actuarial services, (5) internal audit outsourcing services, (6) management functions or human resources, (7) broker or dealer, investment adviser, or investment banking services, (8) legal services and expert services unrelated to the audit, and (9) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

D.

Internal Audit and Internal Control Activities

1.

Review with management and the internal auditor the audit charter, plans, activities, staffing and organizational structure of the internal audit function.

2.

Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement or dismissal of the internal auditor.

3.

Review the effectiveness of the internal audit function.

4.

On a regular basis, meet separately with the internal auditor to discuss any matters that the Committee or internal auditor believe should be discussed privately.

5.

Consider the effectiveness of the Company's internal control system based on management's and the auditor's certifications, which are required beginning in 2005.

6.

Understand the scope of internal and external auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

E.

Reporting Responsibilities

1.

The audit will regularly report to the board of directors related to Committee activities, issues, and related recommendations.

2.

Provide an open avenue of communication between internal audit, the external auditors and the board of directors.

3.

Report annually to the shareholders, describing the Committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

4.

Review any Company reports that relate to Committee responsibilities.

F.

Other Responsibilities

1.

Review, periodically, the Company's protection of assets programs, including insurance.

2.

Review and update, or recommend to the Board any update, as needed a Code of Ethics for certain principal officers ("Code") and ensure that management has established a system to enforce the Code.

3.

Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

4.

Review and approve any material transaction to which the Company is a party involving a conflict of interest with a director, executive officer or other affiliate of the Company; provided, however, that the Committee shall not be responsible for approving related party transactions which are approved by the full Board or by another committee of the Board.  The Committee shall not be responsible for approving transactions within the scope of Regulation O promulgated under Section 22(h) of The Federal Reserve Act.

G.

Subsidiaries of the Corporation

1.

Where the Committee is performing the duties required by law to be performed by an audit committee for a subsidiary bank of the Company that does not have its own audit committee, review with management and the independent auditors the basis for the reports required to be filed by management and by the independent auditors with the FDIC pursuant to 12 C.F.R. Sections 363.2(a) and (b) and Sections 363.3(a) and (b), respectively.

2.

Perform the duties required to be performed by a fiduciary audit committee for any bank and non-bank subsidiary of the Company exercising fiduciary powers that does not have its own audit committee, in each case to the extent permitted, and in the manner required, by applicable laws and regulations.

H.

Committee Administration

1.

Review and assess the adequacy of this Charter on at least an annual basis.

2.

Review and assess on an annual basis whether the Committee has satisfied its responsibilities during the prior year in compliance with this Charter.

3.

Direct and supervise an investigation into any matter the Committee deems necessary and appropriate.

4.

In the course of fulfilling its duties, the Committee has the authority to retain its independent legal, accounting and other advisors in its sole discretion.  The Company shall provide for appropriate funding, as determined by the Committee, for payment of fees to any such advisors.

5.

Take action in connection with such other powers and responsibilities as the Board of Directors may, from time to time, determine.